UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 19, 2022

MACROGENICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		001-36112	06-1591613
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

9704 Medical Center Drive
Rockville,	Maryland	20850
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (301) 251-5172

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGNX	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
MacroGenics, Inc. (the "Company") held its 2022 Annual Meeting of Stockholders on May 19, 2022. A total of 49,568,059 shares of the Company's common stock were present or represented by proxy at the meeting, which represented approximately 81% of the Company's 61,324,758 shares of common stock that were outstanding and entitled to vote at the meeting as of the record date of March 25, 2022. Stockholders considered the four proposals outlined below, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2022 (the "Proxy Statement").
Proposal 1. The election of two nominees to serve as Class III directors, each for a term of three years. Both director nominees were elected. The voting results were as follows:

Nominees	For	Withheld	Broker Non-Votes
Karen Ferrante, M.D.	33,151,161	13,705,407	2,711,490
Edward Hurwitz	31,370,473	15,486,095	2,711,490
Proposal 2. The ratification of the appointment by the Audit Committee of the Board of Directors of the Company (the "Board") of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2022. Proposal 2 was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
49,483,239	72,641	12,180	—

Proposal 3. To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement. Stockholders approved the compensation of the Company's named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
44,883,740	1,964,657	8,171	2,711,490

Proposal 4. To approve, on an advisory basis, the frequency of future non-binding advisory votes to approve the compensation of the Company's named executive officers. The stockholders approved, on a non-binding advisory basis, to hold future non-binding advisory votes to approve the compensation of the Company's named executive officers every year. The voting results were as follows:

1 year	2 years	3 years	Abstain	Broker Non-Votes
45,728,324	5,316	1,106,954	15,975	2,711,490

In light of this result, the Board determined to hold future non-binding, advisory votes on executive compensation every year, so that the next such vote will be held at the Company's 2023 Annual Meeting of Stockholders. Under Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, the Company will hold the next non-binding, advisory vote on the frequency of holding a non-binding, advisory vote on the Company's executive compensation no later than its 2028 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROGENICS, INC.
Date: May 23, 2022	By: Name: Title:	/s/ Jeffrey Peters Jeffrey Peters Vice President and General Counsel